Exhibit 10.15

EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.
AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AGREEMENT CONCERNING CARDIOLITE® AND TECHNELITE®
GENERATOR SUPPLY, PRICING AND REBATES

This Agreement Concerning Cardiolite® and Technelite® Generator Supply, Pricing and Rebates (this “Agreement”) is made effective as of February 1, 2008 (the “Effective Date”), by and between Lantheus Medical Imaging, Inc. (formerly known as Bristol-Myers Squibb Medical Imaging, Inc.), a corporation duly organized and existing under the laws of the state of Delaware, with its offices located at 331 Treble Cove Road, North Billerica, Massachusetts (“Medical Imaging”) and UPPI, a corporation duly organized and existing under the laws of the state of Delaware, with its principal place of business located at 5400 Laurel Springs Parkway, Suite 405, Suwanee, Georgia 30024. UPPI and Medical Imaging shall be referred to collectively herein as the “Parties” and each individually as a “Party”.

WHEREAS Medical Imaging and UPPI previously entered into the Agreement Concerning Cardiolite® Terms and Conditions, effective as of March 1, 2004 (the “Terms Agreement”);

WHEREAS, pursuant to the Terms Agreement, Medical Imaging has offered to eligible UPPI members a Cardiolite® License and Supply Agreement (the “Individual Pharmacy Agreement”) incorporating the Standard Cardiolite® Terms; and

WHEREAS, the Parties now desire to enter into certain arrangements relating to the pricing, rebates and supply of Cardiolite® and Technelite® Generators, including, without limitation, the provision by Medical Imaging to UPPI members of price rebates for purchases of Cardiolite® and Technelite® Generators, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual undertakings set forth herein and for other good and valuable consideration, the Parties agree as follows:

I.              Defined Terms.

A.            Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.            “Approved” means approved by the United States Food and Drug Administration pursuant to an Abbreviated New Drug Application as a generic Sestamibi Product.

C.            “Competitive Entry” means the date of the first lawful sale to the public of an Approved generic sestamibi, following expiration of market exclusivity on July 29, 2008.

D.            “Fee Per Dose” means the purchase price per dose of Cardiolite® set forth on Schedule B to Exhibit 1, as such price may be modified from time to time in accordance with the Pre-Existing Agreements.

E.             “Members” means members of UPPI.

F.             “Pre-existing Agreements” means collectively the Terms Agreement, the Individual Pharmacy Agreement and the Standard Cardiolite® Terms.

G.            “Quarter” means (i) the initial period from February 1, 2008 through March 31, 2008 and (ii) each three completed month period of the Term, commencing upon April 1, 2008.

H.            “Quarter Following Competitive Entry” means each three completed month period of the term of the applicable Agreement, commencing upon Competitive Entry.

I.              “Technelite® Generators” means technetium Tc 99m generators sold under the trademark Technelite®.

J.             “Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth on Schedule C of Exhibit 1, as such price may be modified from time to time in accordance with the terms of this Agreement.

II.            Cardiolite® Supply and Pricing.

A.            Pricing.  Pursuant to Section 2.11 of the Standard Cardiolite® Terms, the Parties hereby agree that the current Exhibit I of the Standard Cardiolite® Terms is hereby amended as set forth in Exhibit 1 hereto, provided that if the conditions set forth in Article I of Exhibit 1 are not met and/or after expiration of the Term, such current Exhibit I will be automatically reinstated and will once again be in full force and effect.

B.            Good Faith Negotiation.  Within **** (****) business days following the end of each **** Following Competitive Entry, the Fee Per Dose shall be subject to change upon the mutual written agreement of Medical Imaging and UPPI. Medical Imaging and UPPI shall each negotiate any such changes to the Fee Per Dose in good faith based upon the then-existing selling conditions for Approved sestamibi products and with the aim of achieving competitive pricing.  In addition, in the event that the acquisition of **** or **** Members by a third party results in a significant change in the number of Members, Medical Imaging and UPPI shall meet to discuss the possible amendment of the rebates set forth in Schedule D of Exhibit 1 hereto.

C.            Preferred Supplier.  UPPI hereby acknowledges that its contractual relationship with Medical Imaging affords UPPI with valuable access to a consistent supply of branded, high-quality products. Although not an exclusive relationship, commencing on the Effective Date, pursuant to the following terms and conditions, Medical Imaging shall become UPPI’s preferred supplier of Sestamibi Products. In the event that UPPI receives, prior to ****, a bona fide, good faith proposal from (or provides or intends to provide such proposal to) a third party (a “Proposal”) to provide Approved sestamibi product(s) to Members that are the same or substantially similar to the Sestamibi Products, UPPI shall notify Medical Imaging in writing thereof and provide sufficiently detailed information regarding the pricing terms thereof.  For **** (****) business days thereafter (the “Exclusive Negotiation Period”), UPPI shall negotiate exclusively and in good faith with Medical Imaging, regarding the purchase of Sestamibi Products at a price competitive with that contained in the Proposal and shall not during such period negotiate with such third party. If the Parties agree in writing to an appropriately competitive price, such price shall become the new Fee Per Dose, and accordingly UPPI shall not accept (or shall withdraw, as applicable) the Proposal. If Medical Imaging and UPPI do not agree to an appropriately competitive price during the Exclusive Negotiation Period, UPPI shall have the right to accept the Proposal (or negotiate an agreement with the applicable third party on the pricing terms in the Proposal) free and clear of any obligation to Medical Imaging.

D.            Administrative Fee.  Commencing on the Effective Date and continuing through the expiration of the Term, unless earlier terminated, should UPPI and the Members qualify for the rebates provided pursuant to the Incentive Program attached hereto in Exhibit 1, then Medical Imaging shall pay to UPPI an administrative fee in the amount of ****% of (i) prior to Medical Imaging’s response to pricing adjustments requested as a result of Competitive Entry, the aggregate dollar sales of Sestamibi Products and Technelite® Generators sold and delivered to Members pursuant to this Agreement and the Pre-existing Agreements and (ii) after Competitive Entry, the aggregate dollar sales of Technelite® Generators sold and delivered to Members pursuant to this Agreement.

III.           Technelite® Generator Supply and Pricing.

A.            Supply of Technelite® Generators.  All purchases of Technelite® Generators by a Member from Medical Imaging during the Term of this Agreement shall be as provided for in this Agreement and purchase orders. The Members shall properly store, use and dispose of all Technelite® Generators in accordance with any instructions set forth on the applicable product labels, the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable laws and regulations. A

Member may reject any non-conforming portion of a shipment of Technelite® Generators as allowed under applicable law within ten (10) days after its receipt of such shipment, provided that the Members sole remedy with respect to any such lawfully rejected portion will be to receive replacement quantities therefor or a credit for the purchase price thereof. All delivery, shipment and other terms will be as set forth in Technelite® Generator purchase orders.

B.            Purchase Price.  The Parties agree that each Member shall pay to Medical Imaging the Technelite® Generator Purchase Price as set forth in Exhibit 1 for Technelite® Generators and agree to the terms set forth on Exhibit 1. Such payment shall be due and payable as set forth in Medical Imaging’s invoices. The Members will be responsible for any and all federal, state, county or municipal sales or use tax, healthcare tax, excise, customs charges, duties or similar charges, or any other tax assessment (other than that assessed against Medical Imaging’s income), license, fee or other charge lawfully assessed or charged on the sale, transportation, or other disposition of Technelite® Generators.

C.            Group Purchasing Organization Status.  UPPI represents, warrants and covenants throughout the term of this Agreement: (a) that it is a group purchasing organization for purposes of 42 C.F.R. § 1001.952; (b) that it has a written agreement with each Member specifying that it will receive administrative fees from vendors of three percent (3%) or less of the total sales, or, if any vendor’s fee is greater than three percent (3%), specifying the actual amount of the fee, stated as a percentage or a fixed sum (or, if the sum is unknown, the maximum amount); and (c) that it will provide each Member (and the Secretary of the U.S. Department of Health and Human Service, upon request) an annual statement specifying the exact dollar amount of the administrative fees earned from Medical Imaging relating to the purchases made by or on behalf of the Member. UPPI agrees to notify Medical Imaging promptly if UPPI no longer complies with the requirements of this Section. In the event that UPPI fails to comply with the requirements of this Section, at any time during the Term of this Agreement or during any period that Medical Imaging owes UPPI an administrative fee under this Agreement, Medical Imaging’s obligation to pay such fees to UPPI shall automatically terminate, and may only be reinstated in writing by an authorized representative of Medical Imaging, following Medical Imaging’s receipt of UPPI’s written representation and certification that it is again in compliance with the requirements of this Section. Any administrative fees paid to UPPI with respect to any period during which UPPI does not comply with the requirements of this Section shall be promptly refunded to Medical Imaging. UPPI will cause its Members to comply with the terms of this Agreement.

IV.           Rebates.  The Parties agree that UPPI and the Members will be eligible for rebates as set forth in Exhibit 1.

V.            Miscellaneous.

A.            Term: Termination.

1.             The term of this Agreement (“Term”) shall commence on the Effective Date and shall expire upon the earlier of (i) December 31, 2010, (ii) termination of this Agreement pursuant to Section V(A)(2) below, or (iii) the first date that UPPI and the Members do not qualify and meet the conditions provided in Article I of Exhibit 1.

2.             Medical Imaging may terminate this Agreement at any time upon not less than ninety (90) days’ written notice to UPPI, effective on such date as may be specified in such notice. All accrued but unpaid amounts due to Medical Imaging shall survive any expiration or termination of this Agreement.

B.            Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

C.            Entire Agreement: Amendments: Waiver.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements (whether written or oral). Except as expressly permitted herein, all amendments, modifications or supplements to this Agreement shall be in a writing executed by both Parties. UPPI shall provide each Member not less than thirty (30) days’ prior written notice of all amendments, modifications or supplements to this Agreement and the Pre-Existing Agreements or forty-five (45) days’ prior written notice if such amendment, modification or supplement changes any item that may be modified unilaterally by Medical Imaging. No waiver by any Party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the Party so waiving. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

D.            Confidentiality.  UPPI agrees that the disclosure of the contents of this Agreement (other than to Members) and any information provided by Medical Imaging pursuant to this Agreement would be detrimental to Medical Imaging and shall be considered the confidential information of Medical Imaging. Such confidential information shall be subject to the terms of Section 6.05 of the Terms Agreement mutatis mutandis.

E.             Notices.  Medical Imaging shall be required to provide to UPPI (which will constitute notice to all Members) in writing any notices hereunder and any amendment, modification or supplement to this Agreement or any Pre-Existing Agreement that relates to any item that may be modified unilaterally by Medical Imaging at the following address:

United Pharmacy Partners, Inc.

5400 Laurel Springs Parkway

Suite 405

Suwanee, GA 30024

Attn: Perry Polsinelli

UPPI will be required to provide to Medical Imaging all notices hereunder in writing at the following address:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road,

North Billerica, Massachusetts

Attn: David Mann

Either Party may change its notice address by giving notice to the other Party pursuant to this Section.  All notices shall be deemed effective upon delivery in person or overnight courier service; upon transmission by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service); or five (5) days after being sent by registered or certified mail (postage prepaid, return receipt requested).

F.             Assignment; No Third Party Beneficiaries.  This Agreement, the Terms Agreement and the Standard Cardiolite® Terms may not be directly or indirectly assigned, pledged or otherwise transferred by UPPI, whether by operation of law or otherwise without the prior written consent of Medical Imaging. Any attempted assignment, pledge or transfer in violation thereof shall be void. This Agreement, the Terms Agreement and the Standard Cardiolite® Terms may be assigned by Medical Imaging, and this Agreement shall be binding upon and inure to the benefit of the Parties and all successors and permitted assigns of the Parties. None of the provisions of this Agreement shall be for the benefit of or enforceable against any third party, and no third party shall obtain any right under any provision of this Agreement.

G.            Severability.  If any provision of this Agreement is invalid, illegal or incapable of being enforced under any law, regulation or as a matter of public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect, and the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties with respect to such invalid, illegal or unenforceable provision.

H.            Compliance with Safe Harbors.  The dollar value of the discounts, credits and reductions in price pursuant to this Agreement, and any other products and services not paid for by the Members and received by the Members are “discounts and reductions in price” under the federal anti-kickback statute (42 U.S.C. § 1320 a-7 b(b)) and the federal “safe harbor” regulations regarding discounts, rebates, or other reductions in price (42 C.F.R. § 1001.952 (h) (collectively along with all state and federal anti-kickback laws and regulations, the “Anti-kickback Provisions”), and Medical Imaging agrees, and UPPI agrees on behalf of itself and its Members, to comply with the terms thereof. Any prices and rebates offered by Medical Imaging under this Agreement may include from time to time a reduction in price as that phrase is defined under the Anti-kickback Provisions. Should there be a reduction in price, then under the Anti-kickback Provisions, Members may have an obligation to, report any such reduction in price, and must provide such information upon request, to any state or federal health care program or other government agency. UPPI represents and warrants that it will satisfy, and will cause the Members to satisfy, any and all requirements that maybe imposed on Members by the Anti-kickback Provisions including, without limitation, when required by law, to accurately report under any state or federal health care program the net cost actually paid by Member and to appropriately reflect such net costs if cost reporting to such governmental program is applicable. Licensee further represents and warrants that it will inform its customers of its customers’ obligations to properly report any reductions in price and will use reasonable efforts to assist its customers in properly reporting and appropriately reflecting the amount of any reductions in price in its customers’ claims for payment filed with any state or federal healthcare program.

I.              Publicity.  Neither Party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby that mentions or identifies the other Party without the other Party’s prior written consent except as required by a government or governmental authority and applicable law or the rules of any applicable stock exchange, in which case the Party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other Party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.

J.             No Presumption; Counterparts.  This Agreement has been mutually negotiated, prepared and drafted, and no consideration will be given to the issue of which Party prepared, drafted or requested any term or condition.

This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Secretary

UNITED PHARMACY PARTNERS, INC.

By:	/s/ Perry Polsinelli	3/13/05
	Name:	Perry Polsinelli
	Title:	CEO

Exhibit 1

NOTICE OF INCENTIVE PROGRAM AND PRICING
FOR CARDIOLITE® AND TECHNELITE® GENERATORS

Lantheus Medical Imaging, Inc. (“Medical Imaging”) is pleased to make this Incentive Program and Pricing for Cardiolite® and Technelite® Generators available to you along with all members (each, a “Member”) of United Pharmacy Partners, Inc. (“UPPI”). All capitalized terms used but not otherwise defined herein will have the meanings set forth on Schedule A. The terms of this notice are confidential and are subject to the confidentiality provisions of Section 5.11 of your Standard Cardiolite® Terms.

I.                                       Program Requirements.

In accordance with Section 2.16(b) of your Standard Cardiolite® Terms, Medical Imaging is offering the Incentive Program (the “Program”) described in Articles II and III of this notice. The Program detailed below is being offered to Members though December 31, 2010 (the “Term”), so long as the following pre-conditions are satisfied:

1.                                       UPPI has a minimum of **** (****) Member-owned radiopharmacy locations in Good Standing to make purchases of Sestamibi Products and Technelite® Generators from Medical Imaging commencing April 1, 2008 and at all times thereafter. Should the foregoing requirements not be met for **** (****) consecutive Quarters, Medical Imaging may, in its sole discretion, immediately, upon written notice to UPPI, cease to offer the pricing herein.

2.                                       All Members collectively purchase a minimum aggregate amount of **** Sestamibi Product doses and **** Technelite® Generator curies during each Quarter commencing April 1, 2008 and at all times thereafter; provided, however, that no individual Member shall be required to purchase any minimum amount. Should the foregoing requirements not be met for **** (****) consecutive Quarters, Medical Imaging may, in its sole discretion, immediately, upon written notice to UPPI, terminate this Program.

II.                                   Pricing.

Subject to Article I above and the rebates and other adjustments described below, each Member shall, during the Term, pay an amount to Medical Imaging equal to the then-effective Fee Per Dose for each dose of Sestamibi Product delivered to it by Medical Imaging. Should Competitive Entry fail to occur by December 31, 2008, the Fee Per Dose set forth in Schedule B shall cease to apply, but shall be automatically reinstated upon Competitive Entry. In order to attempt to achieve competitive pricing, it is the intent of Medical Imaging and UPPI to re-evaluate the Fee Per Dose within **** (****)

business days of each **** Following Competitive Entry, and the Fee Per Dose may be changed upon the mutual written agreement of Medical Imaging and UPPI at that time.

Subject to Article I above and the rebates and other adjustments described below, each Member shall, during the Term, pay to Medical Imaging an amount equal to the then-effective Technelite® Generator Purchase Price for purchases of Technelite® Generators invoiced to it by Medical Imaging. Commencing ****, and following each **** (****) month period thereafter, the Technelite® Generator Purchase Price shall be subject to change by Medical Imaging, with **** (****) days’ written notice to UPPI. However, Medical Imaging will not **** the Technelite® Generator Purchase Price by more than **** percent (****%) in any **** (****) month period.

III.                               Rebates and Reports.

For each Quarter during the Term, prior to Medical Imaging’s response to pricing adjustments requested as a result of Competitive Entry, each Member in Good Standing that pays the invoices submitted by Medical Imaging on a timely basis may be entitled, in accordance with Schedule D, to a percentage rebate on total dollar sales for purchases of Sestamibi Products and Technelite® Generators invoiced and delivered to such Member. The amount of the percentage rebate will be determined based on the aggregate (i) UPPI Sestamibi Product doses sold by Medical Imaging to all Members during the Quarter (as set forth in the Quarterly report provided to Medical Imaging from UPPI) and (ii) purchases of Technelite® Generator (curies) invoiced and delivered to all Members during the Quarter (as set forth in a written Quarterly report to be provided by Medical Imaging to UPPI). In addition, prior to Medical Imaging’s response to pricing adjustments requested as a result of Competitive Entry, the percentage rebate will be applied to the Member’s (i) purchases of vials of Sestamibi Products during the applicable Quarter (as set forth in Medical Imaging invoices), (ii) additional unit doses of Sestamibi Products invoiced during the applicable Quarter, and (iii) purchases of Technelite® Generators invoiced and delivered to each Member during the applicable Quarter. Schedule D may be adjusted at the end of each Quarter beginning **** upon the mutual agreement of Medical Imaging and UPPI based on market conditions and UPPI membership. All earned rebates shall be issued to a Member by Medical Imaging as a credit against future purchases of products by the Member within **** (****) days of the end of each Quarter. Medical Imaging will not settle any such rebate in cash, except if a Member ceases to exist or is otherwise acquired and ceases to be a Member and there are no outstanding invoices payable by such Member to Medical Imaging.

After Medical Imaging’s response to pricing adjustments requested as a result of Competitive Entry, the rebate as described above will still be determined based on the aggregate (i) UPPI Sestamibi Product doses sold by Medical Imaging to all Members during the Quarter (as set forth in the Quarterly report provided to Medical Imaging from UPPI) and (ii) purchases of Technelite® Generators (curies) invoiced and delivered to all Members during the Quarter (as set forth in a written Quarterly report to be provided by Medical Imaging to UPPI). The percentage rebate, however, will thereafter only be

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applied to the Member’s purchase of Technelite® Generators invoiced and delivered to each Member during the Quarter.

The terms of your existing Exhibit I of the Standard Cardiolite® Terms are being modified as set forth herein by each of the above terms. For so long as the conditions contained herein are met during the Term, your existing Exhibit I to the Standard Cardiolite® Terms is hereby deemed void and of no force or effect and all references to Exhibit I to the Standard Cardiolite® Terms will be understood to reference and incorporate the terms contain herein, provided when and if the pricing below ceases to apply, your existing Exhibit I will be automatically reinstated and will once again be in full force and effect.

In addition, effective immediately, Members will no longer be required to provide Medical Imaging with a Quarterly ANP Report (as described in Section 2.07(c)(ii)) in order to receive pricing concessions. In fact, Medical Imaging will no longer be collecting such reports.

Any and all terms and conditions, if any, contained within the Standard Cardiolite® Terms that are inconsistent with this notice are hereby deleted, void and of no further force or effect.

IV.                               Other Terms.

     Each Member hereby represents and warrants that it will properly store, use and dispose of all materials provided pursuant to the Agreements in accordance with any instructions set forth on the applicable product labels, the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable state and federal government regulations.

Notwithstanding anything in Agreements to the contrary, the Individual Pharmacy Agreement and the Standard Cardiolite® Terms may be freely assigned by Medical Imaging.

Notwithstanding anything in the Individual Pharmacy Agreements to the contrary, upon any amendment, modification or supplement to the Standard Cardiolite Terms, Medical Imaging shall be required at any time to provide written notice thereof solely to UPPI at the following address:

United Pharmacy Partners, Inc.

5400 Laurel Springs Parkway, Suite 405

Suwanee, GA 30024

Attn: Perry Polsinelli

All notices to be provided to Medical Imaging hereunder shall be delivered to:

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Lantheus Medical Imaging, Inc.
331 Treble Cove Road,

North Billerica, Massachusetts

Attn: David Mann

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SCHEDULE A

Defined Terms

A.	Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.	“Agreements” means collectively the Agreement Concerning Cardiolite® Terms and Conditions between Medical Imaging and UPPI, the Individual Pharmacy Agreement, and the Standard Cardiolite® Terms.

C.	“Approved” means approved by the United States Food and Drug Administration pursuant to an Abbreviated New Drug Application as a generic for Cardiolite®.

D.	“Competitive Entry” means the date of the first lawful sale to the public of an Approved generic sestamibi, following expiration of market exclusivity on July 29, 2008.

E.	“Fee Per Dose” means the purchase price per dose of Cardiolite® set forth on Schedule B, as such price may be modified from time to time in accordance with the Agreements.

F.	“Technelite® Generators” means technetium Tc 99m generators sold under the trademark Technelite®.

G.	“Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth on Schedule C, as such price may be modified from time to time.

H.	“Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a radiopharmacy.

I.	“Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member.

J.	“Quarter” means (i) the initial period from February 1, 2008 through March 31, 2008 and (ii) each three completed month period of the Term, commencing upon April 1, 2008.

K.	“Quarter Following Competitive Entry” means each three completed month period of the term of the Individual Pharmacy Agreement, commencing upon Competitive Entry.

SCHEDULE B

Cardiolite® Purchase Price

Fee Per Dose =	$**** through ****, or earlier based upon a response to achieve competitive pricing as described in the above notice.

SCHEDULE C

Technelite® Generator Purchase Price

Size of Technelite® Generator (in curies of Mo99)	Price
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****

SCHEDULE D

Rebates

Quantities Purchased

**** through ****

Cardiolite®* Doses

****-****	****-****	****

Technelite® Generator Curies

****-****	****	%	****	%	****	%
****-****	****	%	****	%	****	%
****	****	%	****	%	****	%

Quarterly Quantities Purchased:

**** through ****

Cardiolite®* Doses

****-****	****-****	****

Technelite® Generator Curies

****-****	****	%	****	%	****	%
****-****	****	%	****	%	****	%
****	****	%	****	%	****	%

*Baseline Cardiolite® doses and Technelite® Generator (curies) shown in Schedule D are based on a UPPI network of **** Members.